Dreyfus/The Boston Company Small/Mid Cap Growth Fund
Dreyfus/The Boston Company Small/Mid Cap Growth Fund

July 25, 2013

DREYFUS INVESTMENT FUNDS

-          Dreyfus/The Boston Company Small/Mid Cap Growth Fund

Supplement to Summary and Statutory Prospectuses

dated July 1, 2013

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Effective on or about October 1, 2013, the following information will supersede and replace the second sentence of the first paragraph in “Principal Investment Strategy” in the summary prospectus and “Fund Summary - Principal Investment Strategy” in the prospectus and the third through fifth sentences of the first paragraph in “Fund Details - Goal and Approach” in the prospectus:

The fund currently considers small-cap and mid-cap companies to be those companies with market capitalizations that fall within the range of $50 million and $10 billion.  The fund may invest up to 20% of its net assets in securities not considered to be small-cap or mid-cap companies.